SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): July 31, 2003


                            AVIX TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

           NEVADA                 000-27237                 59-3560920
(State or other jurisdiction     (Commission             (I.R.S. Employer
      of incorporation)          File Number)           Identification No.)

                      137 ROBERTSON ST., BRANDON FL 33511

                      P.O. BOX 764, BRANDON FL 33509-0764
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (727) 488-4100



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

The following information is being provided to keep the public and shareholders of the Company informed as to recent events.

PETITION TO APPROVE PLAN OF REORGANIZATION CONFIRMED

         On September 24, 2002, pursuant to a previous board action, Avix Technologies, Inc., filed for reorganization under Chapter 11 of the United States Bankruptcy Code in the Middle District of Florida, Tampa Division, Case No. 02-18761-8C1. The filing law firm was Stichter, Riedel, Blain & Prosser, P.A. and the attorney of record is Kurt E. Davis, Esquire.

         There was overwhelming support for the plan by the shareholders. Plan confirmation was delayed on three occasions by the sitting Judge out of concern that all efforts to notify street named shareholders were exhausted.

         Having all such concerns satisfied by the law firm, the Judge confirmed the plan on July 25, 2003.

         Pursuant to the procedures approved by the stockholders and approved by the court, efforts are under way by counsel to establish the liability assessment for each share, as provided by the plan.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AVIX TECHNOLOGIES, INC.

                              By:  /s/ Joseph L. Morgan
                                   --------------------------------------------
                                   Joseph L. Morgan, President and Chief
                                   Operating Officer
Date:  July 25, 2003